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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 23, 2007

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                     on behalf of RAMP Series 2007-RS1 Trust
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                     333-131211-18           41-1955181
           --------                     -------------           ----------
(State of Other Jurisdiction of          (Commission         (I.R.S. Employer
        Incorporation)                  File Number)        Identification No.)

  8400 Normandale Lake Blvd.                                  55437
           Suite 250                                          -----
    Minneapolis, Minnesota                                  (Zip Code)
    ----------------------
(Address of Principal Executive
           Offices)

Registrant's telephone number, including area code, is (952) 857-7000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

SECTION 8--OTHER EVENTS

Item 8.01.    Other Events.
              -------------

      On March 9, 2007, the Registrant caused the issuance and sale of Mortgage
Asset-Backed Pass-Through Certificates, Series 2007-RS1, Class A-1, Class A-2,
Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class M-4,
Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class SB,
Class R-I and Class R-II Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of February 1, 2007, among the Registrant,
Residential Funding Company, LLC, as Master Servicer and LaSalle Bank National
Association, as Trustee and as Supplemental Interest Trust Trustee. The mortgage loans were sold to Residential Asset Mortgage Products, Inc. pursuant to an
Assignment and Assumption Agreement, dated as of March 9, 2007 between
Residential Funding Company, LLC and Residential Asset Mortgage Products, Inc.

SECTION 9--FINANCIAL STATEMENT AND EXHIBITS

Item 9.01(d).  Exhibits
               --------

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

      The following execution copies of Exhibits to the Form S-3 Registration
Statement of the Registrant are hereby filed:

      10.1  Pooling and Servicing Agreement, dated as of February 1, 2007, among
Residential Asset Mortgage Products, Inc., as depositor, Residential Funding
Company, LLC, as master servicer, and LaSalle Bank National Association, as trustee and as supplemental interest trust trustee.

      10.2  Assignment and Assumption Agreement, dated as of March 9, 2007, between Residential Asset Mortgage Products, Inc. and Residential Funding
Company, LLC.

      10.3  Confirmation to Swap Agreement I, dated as of March 9, 2007, between
Deutsche Bank AG, New York Branch, as swap counterparty and LaSalle Bank
National Association, as supplemental interest trust trustee on behalf of the
RAMP Series 2007-RS1 Supplemental Interest Trust.

      10.4  Confirmation to Swap Agreement II, dated as of March 9, 2007, between Deutsche Bank AG, New York Branch, as swap counterparty and LaSalle Bank
National Association, as supplemental interest trust trustee on behalf of the
RAMP Series 2007-RS1 Supplemental Interest Trust.

      10.5  Yield Maintenance Agreement, dated as of March 9, 2007, between The
Bank of New York, as yield maintenance agreement provider and LaSalle Bank
National Association, as supplemental interest trust trustee on behalf of the
RAMP Series 2007-RS1 Supplemental Interest Trust.

      99.1  Mortgage Loan Schedule

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    RESIDENTIAL ASSET MORTGAGE
                                                    PRODUCTS, INC.

                                                    By:    /s/ Time Jacobson
                                                         ---------------------
                                                    Name:  Tim Jacobson
                                                    Title: Vice President

Dated: March 23, 2007

                                  EXHIBIT INDEX

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Exhibit No.    Description
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10.1           Pooling and Servicing Agreement, dated as of February 1, 2007, among Residential Asset Mortgage Products, Inc., as depositor,
               Residential Funding Company, LLC, as master servicer, and LaSalle
               Bank National Association, as trustee and as supplemental
               interest trust trustee.
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10.2           Assignment and Assumption Agreement, dated as of March 9, 2007, between Residential Asset Mortgage Products, Inc. and Residential
               Funding Company, LLC.
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10.3           Confirmation to Swap Agreement I, dated as of March 9, 2007, between Deutsche Bank AG, New York Branch, as swap counterparty and LaSalle Bank National Association, as supplemental interest trust trustee on behalf of the RAMP Series 2007-RS1 Supplemental
               Interest Trust.
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10.4           Confirmation to Swap Agreement II, dated as of March 9, 2007, between Deutsche Bank AG, New York Branch, as swap counterparty and LaSalle Bank National Association, as supplemental interest trust trustee on behalf of the RAMP Series 2007-RS1 Supplemental
               Interest Trust.
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10.5           Yield Maintenance Agreement, dated as of March 9, 2007, between
               The Bank of New York, as yield maintenance agreement provider and
               LaSalle Bank National Association, as supplemental interest trust trustee on behalf of the RAMP Series 2007-RS1 Supplemental
               Interest Trust.
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99.1           Mortgage Loan Schedule.
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